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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 1, 2004

                        Integrated Silicon Solution, Inc.
                                 ______________

             (Exact name of registrant as specified in its charter)

           Delaware                   000-23084                 77-0199971
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

                                2231 Lawson Lane
                             Santa Clara, California
                                      95054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 969-6600


          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

         Item 7.  Financial Statements and Exhibits.

         Item 12.  Results of Operations and Financial Condition

         SIGNATURES

         INDEX TO EXHIBITS

         EXHIBIT 99.1

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

      99.1  Press Release dated July 1, 2004

Item 12. Results of Operations and Financial Condition

      This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition - as provided in SEC Release No. 34-47226.

      On July 1, 2004, we revised our guidance for the fiscal quarter end June 30, 2004. The complete release is attached to this report as Exhibit 99.1.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTEGRATED SILICON SOLUTION, Inc.

Date:  July 1, 2004                           /s/ GARY L. FISCHER
                                              ----------------------------------
                                              Gary L. Fischer
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

                                INDEX TO EXHIBITS

      99.1  Press Release dated July 1, 2004